UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K
_________________

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2015

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24939	95-4703316
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

135 N Los Robles Ave., 7th Floor
Pasadena, California 91101
(Address of principal executive offices including zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 7.01 - Regulation FD Disclosure

On June 26, 2015, East West Bancorp Inc. (the “Company”) posted the release of its annual company-run 2015 capital stress test as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act. The stress test results may be accessed directly on the Company’s Investor Relations website at www.eastwestbank.com/regulatory-disclosures.

The information furnished by the Company pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAST WEST BANCORP, INC.
(Registrant)

Date: June 26, 2015	By:	/s/ Irene H. Oh
Irene H. Oh
Executive Vice President and Chief Financial Officer